FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Kevin Kessel, CFA	Randi Polanich
Vice President, Investor Relations	Vice President and Chief Communications Officer
(408) 875-6627	(408) 875-6633
kevin.kessel@kla.com	randi.polanich@kla.com

KLA CORPORATION REPORTS FISCAL 2021 FIRST QUARTER RESULTS

•Total revenue was $1.54 billion, finishing near the high-end of guidance;
•GAAP EPS was $2.69, and non-GAAP EPS was $3.03, each also finishing near the high-end of guidance;
•Cash flow from operations was $512 million and free cash flow was $456 million;
•Paid $141 million in dividends and repurchased $188 million in common stock;

MILPITAS, Calif., October 28, 2020 -KLA Corporation (NASDAQ: KLAC) today announced operating results for its first quarter of fiscal year 2021, which ended on September 30, 2020, and reported GAAP net income attributable to KLA of $421 million and GAAP earnings per diluted share attributable to KLA of $2.69 on revenue of $1.54 billion.

"Our results demonstrate the resourcefulness of our global workforce, resiliency of our business model, and our continuing commitment to returning value to our shareholders,” commented Rick Wallace, president and chief executive officer of KLA Corporation. “In the September quarter we saw broad, diversified strength across each of our segments. Semiconductor Process Control was solidly above plan, and our Service business is on track to deliver double-digit growth in 2020. We also ended the quarter with a strong backlog, reflecting the enabling role KLA plays in our customers' drive to innovate and invest in next-generation technology.”

GAAP Results
	Q1 FY 2021	Q4 FY 2020	Q1 FY 2020
Total revenue	$1,539 million	$1,460 million	$1,413 million
Net Income Attributable to KLA	$421 million	$411 million	$347 million
Earnings per Diluted Share Attributable to KLA	$2.69	$2.63	$2.16

Non-GAAP Results
	Q1 FY 2021	Q4 FY 2020	Q1 FY 2020
Adjusted Net Income Attributable to KLA	$475 million	$426 million	$398 million
Earnings per Diluted Share Attributable to KLA	$3.03	$2.73	$2.48
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements included in this release. Non-GAAP results include the impact of recurring stock-based compensation, but exclude the impact of acquisitions or pending acquisitions, goodwill impairment, restructuring, severance and other charges, loss on extinguishment of debt, and certain discrete tax items. KLA will discuss the results for its fiscal year 2021 first quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Time. A webcast of the call will be available at: www.kla.com.
Second Quarter Fiscal 2021 Guidance
The following details our guidance for the second quarter of fiscal 2021 ending in December:
•Total revenue between $1,510 million to $1,660 million
•GAAP diluted EPS attributable to KLA is expected to be in a range of $2.59 to $3.23
•Non-GAAP diluted EPS attributable to KLA in a range of $2.82 to $3.46
For additional guidance metrics please see the company’s published Letter to Shareholders and earnings slides on the KLA investor relations website.

About KLA:
KLA Corporation (“KLA”) develops industry-leading equipment and services that enable innovation throughout the electronics industry. We provide advanced process control and process-enabling solutions for manufacturing wafers and reticles, integrated circuits, packaging, printed circuit boards and flat panel displays. In close collaboration with leading customers across the globe, our expert teams of physicists, engineers, data scientists and problem-solvers design solutions that move the world forward. Additional information may be found at: www.kla.com.

Note Regarding Forward-Looking Statements:
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, including statements regarding our total revenue, GAAP and non-GAAP EPS attributable to KLA for the quarter ending December 31, 2020, and growth of our Services business in 2020, are subject to risks and uncertainties. Factors that may cause actual results to differ materially from those projected and anticipated in the forward-looking statements in this release, include risks related to customer cancellations or push outs, our ability to deliver services during the COVID-19 pandemic, the introduction of new laws, regulations or orders that limit our ability to sell products to customers or to service products previously sold to customers and other risk factors included in KLA’s annual report on Form 10-K for the year ended June 30, 2020 and other filings with the Securities and Exchange Commission (including, without limitation, the risk factors described therein). Except as otherwise specifically indicated, the information included in this release is as of the date it is delivered. KLA assumes no obligation to, and does not currently intend to, update these forward-looking statements.

KLA Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	September 30, 2020	June 30, 2020
ASSETS
Cash, cash equivalents and marketable securities	$2,043,453	$1,980,472
Accounts receivable, net	1,028,883	1,107,413
Inventories	1,394,225	1,310,985
Other current assets	288,138	324,675
Land, property and equipment, net	561,852	519,824
Goodwill	2,045,432	2,045,402
Deferred income taxes, non-current	245,614	236,797
Purchased intangible assets, net	1,340,913	1,391,413
Other non-current assets	371,586	362,979
Total assets	$9,320,096	$9,279,960
LIABILITIES, NON-CONTROLLING INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$254,458	$264,280
Deferred system revenue	253,604	336,237
Deferred service revenue	241,219	233,493
Other current liabilities	999,547	865,776
Total current liabilities	1,748,828	1,699,786
Non-current liabilities:
Long-term debt	3,420,403	3,469,670
Deferred tax liabilities	656,876	660,885
Deferred service revenue	84,953	96,325
Other non-current liabilities	646,691	672,284
Total liabilities	6,557,751	6,598,950
Stockholders’ equity:
Common stock and capital in excess of par value	2,072,715	2,090,268
Retained earnings	753,915	654,930
Accumulated other comprehensive income (loss)	(79,446)	(79,774)
Total KLA stockholders' equity	2,747,184	2,665,424
Non-controlling interest in consolidated subsidiary	15,161	15,586
Total stockholders’ equity	2,762,345	2,681,010
Total liabilities and stockholders’ equity	$9,320,096	$9,279,960

KLA Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three Months Ended September 30,
(In thousands, except per share amounts)	2020	2019
Revenues:
Product	$1,145,495	$1,057,975
Service	393,125	355,439
Total revenues	1,538,620	1,413,414
Costs and expenses:
Costs of revenues	620,562	604,241
Research and development	219,038	210,580
Selling, general and administrative	172,631	188,345
Interest expense	39,386	40,350
Other expense (income), net	3,197	(1,618)
Income before income taxes	483,806	371,516
Provision for income taxes	63,664	25,120
Net income	420,142	346,396
Less: Net loss attributable to non-controlling interest	(425)	(129)
Net income attributable to KLA	$420,567	$346,525
Net income per share attributable to KLA:
Basic	$2.71	$2.18
Diluted	$2.69	$2.16
Weighted-average number of shares:
Basic	155,281	158,697
Diluted	156,442	160,131

KLA Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three Months Ended
	September 30,
(In thousands)	2020	2019
Cash flows from operating activities:
Net income	$420,142	$346,396
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	80,066	98,588
(Gain) loss on unrealized foreign exchange and other	(12,907)	10,313
Asset impairment charges	865	2,481
Stock-based compensation expense	26,992	26,944
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	73,000	(75,214)
Inventories	(85,991)	(5,091)
Other assets	5,103	(8,930)
Accounts payable	(9,822)	18,885
Deferred system revenue	(82,633)	(4,833)
Deferred service revenue	(3,646)	(4,337)
Other liabilities	101,002	91,043
Net cash provided by operating activities	512,171	496,245
Cash flows from investing activities:
Proceeds from sale of assets	1,114	—
Business acquisitions, net of cash acquired	—	(78,530)
Capital expenditures	(55,925)	(32,566)
Purchases of available-for-sale securities	(231,821)	(263,767)
Proceeds from sale of available-for-sale securities	53,249	25,449
Proceeds from maturity of available-for-sale securities	95,835	198,751
Purchases of trading securities	(18,630)	(9,021)
Proceeds from sale of trading securities	21,244	11,905
Proceeds from other investments	614	1,086
Net cash used in investing activities	(134,320)	(146,693)
Cash flows from financing activities:
Repayment of debt	(50,000)	—
Common stock repurchases	(187,897)	(228,496)
Payment of dividends to stockholders	(141,164)	(121,636)
Issuance of common stock	—	114
Tax withholding payments related to equity awards	(25,145)	(23,538)
Payment of contingent consideration payable	—	(57)
Net cash used in financing activities	(404,206)	(373,613)
Effect of exchange rate changes on cash and cash equivalents	7,766	(3,585)
Net decrease in cash and cash equivalents	(18,589)	(27,646)
Cash and cash equivalents at beginning of period	1,234,409	1,015,994
Cash and cash equivalents at end of period	$1,215,820	$988,348
Supplemental cash flow disclosures:
Income taxes paid	$54,185	$19,862
Interest paid	$40,071	$26,347
Non-cash activities:
Accrued purchase of land, property and equipment - investing activities	$23,388	$16,074
Contingent consideration payable - financing activities	$(2,987)	$9,366
Dividends payable - financing activities	$391	$1,552
Unsettled common stock repurchase - financing activities	$6,000	$8,000

KLA Corporation
Segment Information (Unaudited)
The following is a summary of results for each of our four reportable segments and reconciliation to total revenues for the indicated periods:

	Three Months Ended September 30,
(In thousands)	2020	2019
Revenues:
Semiconductor Process Control	$1,267,954	$1,163,632
Specialty Semiconductor Process	88,954	69,139
PCB, Display and Component Inspection	181,177	178,552
Other	140	2,231
Total revenues for reportable segments	1,538,225	1,413,554
Corporate allocation and effects of foreign exchange rates	395	(140)
Total revenues	$1,538,620	$1,413,414

KLA Corporation
Condensed Consolidated Unaudited Supplemental Information

Reconciliation of GAAP Net Income and GAAP earnings per diluted share to Non-GAAP Net Income and Non-GAAP earnings per diluted share

		Three Months Ended
(In thousands, except per share amounts)		September 30, 2020	June 30, 2020	September 30, 2019
GAAP net income attributable to KLA		$420,567	$411,253	$346,525
Adjustments to reconcile GAAP net income to non-GAAP net income:
Acquisition-related charges	a	50,475	55,937	73,363
Restructuring, severance and other charges	b	3,253	4,240	—
Income tax effect of non-GAAP adjustments	c	(17,013)	(16,027)	(22,266)
Discrete tax items	d	17,487	(29,364)	—
Non-GAAP net income attributable to KLA		$474,769	$426,039	$397,622
GAAP net income per diluted share attributable to KLA		$2.69	$2.63	$2.16
Non-GAAP net income per diluted share attributable to KLA		$3.03	$2.73	$2.48
Shares used in diluted shares calculation		156,442	156,183	160,131

Pre-tax impact of GAAP to non-GAAP adjustments included in Condensed Consolidated Unaudited Statements of Operations

In thousands	Acquisition - Related Charges	Restructuring, Severance and Other Charges	Total pre-tax GAAP to non-GAAP Adjustments
Three months ended September 30, 2020
Costs of revenues	$37,040	$636	$37,676
Research and development	—	923	923
Selling, general and administrative	13,435	1,933	15,368
Other expense (income), net	—	(239)	(239)
Total in three months ended September 30, 2020	$50,475	$3,253	$53,728
Three months ended June 30, 2020
Costs of revenues	$41,446	$534	$41,980
Research and development	—	585	585
Selling, general and administrative	14,491	1,179	15,670
Other expense (income), net	—	1,942	1,942
Total in three months ended June 30, 2020	$55,937	$4,240	$60,177
Three months ended September 30, 2019
Costs of revenues	$49,999	$—	$49,999
Selling, general and administrative	23,364	—	23,364
Total in three months ended September 30, 2019	$73,363	$—	$73,363

Free Cash Flow Reconciliation

	Three Months Ended September 30,
(In thousands)	2020	2019
Net cash provided by operating activities	$512,171	$496,245
Capital expenditures	(55,925)	(32,566)
Free Cash Flow	$456,246	$463,679

Second Quarter Fiscal 2021 Guidance
Reconciliation of GAAP Diluted EPS to Non-GAAP Diluted EPS

		Three Months Ending December 31, 2020
(In thousands, except per share amounts)		Low	High
GAAP net income per diluted share attributable to KLA		$2.59	$3.23
Acquisition-related charges	a	0.32	0.32
Restructuring, severance and other charges	b	0.02	0.02
Income tax effect of non-GAAP adjustments	c	(0.11)	(0.11)
Non-GAAP net income per diluted share attributable to KLA		$2.82	$3.46
Shares used in net income per diluted share calculation		155.4	155.4

The Non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA’s financial results presented in accordance with United States GAAP.

To supplement our Condensed Consolidated Financial Statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.
a.Acquisition-related charges primarily include amortization of intangible assets and other acquisition-related adjustments including adjustments for the fair valuation of inventory and backlog, and transaction costs associated with our acquisitions, primarily Orbotech. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA’s newly acquired and long-held businesses. Management believes that the other acquisition-related expenses are appropriate to be excluded because such costs would not have otherwise been incurred in the periods presented. Management believes excluding these items helps investors compare our operating performances with our results in prior periods as well as with the performance of other companies.
b.Restructuring, severance and other charges primarily include costs associated with employee severance, acceleration of certain stock-based compensation arrangements, and other exit costs. Management believes excluding these items helps investors compare our operating performance with our results in prior periods.
c.Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
d.Discrete tax items in the three months ended September 30, 2020 include a tax expense of $14.0 million due to an increase in deferred tax liability on purchased intangibles relating to an increase in the United Kingdom statutory income tax rate as well as tax expense from a restructuring. Discrete tax items in the three months ended June 30, 2020 include a tax benefit of $29.4 million from an internal restructuring. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.